Income Taxes - Schedule of Profit and Loss from Continuing Operations Before Income Taxes and Components of Current and Deferred Income Tax Expense (Detail) - USD ($) $ in Thousands	3 Months Ended		9 Months Ended
	Sep. 30, 2016	Sep. 30, 2015	Sep. 30, 2016	Sep. 30, 2015
Income Tax Disclosure [Abstract]
Income before income taxes	$ 19,360	$ 8,802	$ 41,607	$ 22,881
Income tax (expense)	$ (3)		$ (9)	$ (6)
Effective tax rate	0.00%	0.00%	0.00%	0.00%